Reaves Utility Income Fund N-CSRS

Exhibit 99(c)

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/November 28, 2025/ On November 28, 2025, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.20 per share to shareholders of record at the close of business on November 17, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.04042	20.21%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.11526	57.63%
Return of Capital or other Capital Source	0.04432	22.16%
Total (per common share)	0.20000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.04042	20.21%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.11526	57.63%
Return of Capital or other Capital Source	0.04432	22.16%
Total (per common share)	0.20000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2025 federal income tax return. The final tax character of any distribution declared in 2025 will be determined in January 2026 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2024 through 10/31/2025)
Annualized Distribution Rate as a Percentage of NAV^	6.18%
Cumulative Distribution Rate on NAV^+	0.51%
Cumulative Total Return on NAV*	27.30%

Average Annual Total Return on NAV for the 5 Year Period Ended 10/31/2025**	12.78%

^ Based on the Fund’s NAV as of October 31, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2025 through November 30, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through October 31, 2025.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:
Website: https://www.utilityincomefund.com
Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/December 30, 2025/ On December 30, 2025, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.20 per share to shareholders of record at the close of business on December 17, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.02702	13.51%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.17298	86.49%
Total (per common share)	0.20000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.06744	16.86%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.11526	28.82%
Return of Capital or other Capital Source	0.21730	54.32%
Total (per common share)	0.40000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2025 federal income tax return. The final tax character of any distribution declared in 2025 will be determined in January 2026 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2025 through 11/30/2025)
Annualized Distribution Rate as a Percentage of NAV^	6.20%
Cumulative Distribution Rate on NAV^+	1.03%
Cumulative Total Return on NAV*	0.19%

Average Annual Total Return on NAV for the 5 Year Period Ended 11/30/2025**	11.47%

^ Based on the Fund’s NAV as of November 30, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2025 through December 31, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through November 30, 2025.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:
Website: https://www.utilityincomefund.com
Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/January 16, 2026/ On January 16, 2026, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.20 per share to shareholders of record at the close of business on December 31, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.20000	100.00%
Total (per common share)	0.20000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.06744	11.24%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.11526	19.21%
Return of Capital or other Capital Source	0.41730	69.55%
Total (per common share)	0.60000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2025 federal income tax return. The final tax character of any distribution declared in 2025 will be determined in January 2026 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2025 through 12/31/2025)
Annualized Distribution Rate as a Percentage of NAV^	6.63%
Cumulative Distribution Rate on NAV^+	1.66%
Cumulative Total Return on NAV*	-5.35%

Average Annual Total Return on NAV for the 5 Year Period Ended 12/31/2025**	9.75%

^ Based on the Fund’s NAV as of December 31, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2025 through January 31, 2026.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through December 31, 2025.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:
Website: https://www.utilityincomefund.com
Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/February 27, 2026/ On February 27, 2026, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.20 per share to shareholders of record at the close of business on February 18, 2026.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.01088	5.44%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.18366	91.83%
Return of Capital or other Capital Source	0.00546	2.73%
Total (per common share)	0.20000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.07832	9.79%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.29892	37.36%
Return of Capital or other Capital Source	0.42276	52.85%
Total (per common share)	0.80000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2026 federal income tax return. The final tax character of any distribution declared in 2026 will be determined in January 2027 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2025 through 1/31/2026)
Annualized Distribution Rate as a Percentage of NAV^	6.38%
Cumulative Distribution Rate on NAV^+	2.13%
Cumulative Total Return on NAV*	-1.69%

Average Annual Total Return on NAV for the 5 Year Period Ended 1/31/2026**	11.20%

^ Based on the Fund’s NAV as of January 31, 2026.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2025 through February 28, 2026.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through January 31, 2026.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:
Website: https://www.utilityincomefund.com
Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/March 31, 2026/ On March 31, 2026, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.20 per share to shareholders of record at the close of business on March 18, 2026.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.04076	20.38%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.15924	79.62%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.20000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.11908	11.91%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.45816	45.81%
Return of Capital or other Capital Source	0.42276	42.28%
Total (per common share)	1.00000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2026 federal income tax return. The final tax character of any distribution declared in 2026 will be determined in January 2027 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2025 through 2/28/2026)
Annualized Distribution Rate as a Percentage of NAV^	5.70%
Cumulative Distribution Rate on NAV^+	2.37%
Cumulative Total Return on NAV*	10.66%

Average Annual Total Return on NAV for the 5 Year Period Ended 2/28/2026**	14.95%

^ Based on the Fund’s NAV as of February 28, 2026.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2025 through March 31, 2026.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through Feburary 28, 2026.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:
Website: https://www.utilityincomefund.com
Email: reavesclientinquiries@paralel.com

REAVES UTILITY INCOME FUND SECTION 19(a) NOTICE
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/April 30, 2026/ On April 30, 2026, the Reaves Utility Income Fund (NYSE American: UTG) (the “Fund”), a closed-end sector fund, paid a monthly distribution on its common stock of $0.20 per share to shareholders of record at the close of business on April 17, 2026.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.01076	5.38%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.18924	94.62%
Return of Capital or other Capital Source	0.00000	0.00%
Total (per common share)	0.20000	100.00%

Fiscal Year-to-Date Cumulative
Distributions from:
	Per Share ($)%
Net Investment Income	0.12984	10.82%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.64740	53.95%
Return of Capital or other Capital Source	0.42276	35.23%
Total (per common share)	1.20000	100.00%

The timing and character of distributions for federal income tax purposes are determined in accordance with income tax regulations which may differ from GAAP. As such, all or a portion of this distribution may be reportable as taxable income on your 2026 federal income tax return. The final tax character of any distribution declared in 2026 will be determined in January 2027 and reported to you on IRS Form 1099-DIV.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2025 through 3/31/2026)
Annualized Distribution Rate as a Percentage of NAV^	6.11%
Cumulative Distribution Rate on NAV^+	3.06%
Cumulative Total Return on NAV*	3.67%

Average Annual Total Return on NAV for the 5 Year Period Ended 3/31/2026**	11.50%

^ Based on the Fund’s NAV as of March 31, 2026.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2025 through April 30, 2026.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2025 through March 31, 2026.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Past performance does not guarantee future results. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Paralel Distributors LLC, FINRA Member Firm.

Contact info:
Website: https://www.utilityincomefund.com
Email: reavesclientinquiries@paralel.com